Exhibit 99.8


MBNA MASTER CREDIT CARD TRUST 1994-2

KEY PERFORMANCE FACTORS
August, 1997

Scheduled Maturity                                      12/15/99


Coupon                                                   5.8350%


Excess Protection Level
   3 Month Average   5.57%
     August, 1997   5.73%
     July, 1997   5.36%
     June, 1997   5.62%



Cash Yield                                              18.43%


Investor Charge Offs                                     4.67%


Base Rate                                                8.03%


Over 35 Day Delinquency                                  5.05%


Seller's Interest                                       17.77%


Total Payment Rate                                      10.45%


Total Principal Balance                                $6,060,189,069.48


Investor Participation Amount                          $900,000,000.00


Seller Participation Amount                            $1,076,855,736.20